SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):                         1-8233
March 13, 1997 (February 26, 1997)                      (Commission File Number)



                                USF&G CORPORATION

               (Exact Name of Registrant as Specified in Charter)





Maryland                                                              52-1220567
(State or Other Jurisdiction of                (IRS Employer Identification No.)
 Incorporation)





                   6225 Smith Avenue Baltimore, Maryland 21209
               (Address of Principal Executive Offices) (ZIP Code)





       Registrant's telephone number, including area code: (410) 547-3000



          (Former Name or Former Address, if Changed Since Last Report)

                   100 Light Street Baltimore, Maryland 21202

Item 5.       Other Events.

       On February 26, 1997, the Board of Directors of USF&G CORPORATION (the "Company") approved a number of amendments to and restated the Rights Agreement, dated as of September 18, 1987 (the "Rights Agreement) between the Company and The Bank of New York, as successor Rights Agent. The key provisions of the amendments extend the expiration date of the Rights Agreement to October 14, 2007, decrease the exercise price of the Rights to $105, reduce to 15% the percentage ownership threshold at which the Rights issued pursuant to the Rights Agreement will become exercisable, require "disinterested directors" of the Board (as herein defined) to approve certain actions under the Rights Agreement and permit the Board of Directors to exchange the Rights for Common Shares under certain circumstances.

                Until the earlier to occur of (i) 10 days (or such later date as may be determined by Valid Board Action (as herein defined)) following a public announcement that an "Acquiring Person" acquired, or obtained the right to acquire, beneficial ownership of 15% or more of the outstanding Common Shares or
(ii) 10 business days (or such later date as may be determined by Valid Board Action) following the commencement or announcement of an intention of any person to make a tender offer or exchange offer the consummation of which would result in such person becoming the beneficial owner of 15% or more of such outstanding Common Shares (the earlier of such dates being called the "Distribution Date"), the Rights will be evidenced by such Common Share certificate with a copy of a Summary of Rights or Amended and Restated Summary of Rights attached thereto. Acquiring Person is defined as any person or group of affiliated or associated persons, other than employee benefit plans of the Company and its subsidiaries, who has acquired beneficial ownership of 15% or more of the outstanding Common Shares. Valid Board Action is defined as the affirmative vote of a majority of the entire Board of Directors, which includes the concurrence of one or more members of the Board of Directors who is not an Acquiring Person or an affiliate, associate or representative thereof, or an affiliate, associate or representative of a person who has stated an intent to take any action which would result in such person becoming an Acquiring Person (the foregoing a "Disinterested Director") through the affirmative vote of a majority of the Disinterested Directors. The Rights Agreement provides that, until the Distribution Date, the Rights will be transferred with and only with the Common Shares. Until the Distribution Date (or earlier redemption or expiration of the Rights), new Common Share certificates issued after March 14, 1997 upon transfer or new issuance of the Common Shares will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption, exchange or expiration of the Rights), the surrender for transfer of any certificates for Common Shares outstanding, even without such notation or a summary description of the Rights being attached thereto, will also constitute the transfer of the Rights associated with the Common Shares represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Right Certificates") will be mailed to holders of record of the Common Shares as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.

                The Rights are not exercisable until the Distribution Date. The Rights will expire on October 14, 2007, unless earlier redeemed or exchanged by the Company as described below.

                The Purchase Price payable, and the number of Common Shares or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Common Shares, (ii) upon the grant to holders of the Common Shares of certain rights or warrants to subscribe for Common Shares or convertible securities at less than the current market price of the Common Shares or (iii) upon the distribution to holders of the Common Shares of evidences of indebtedness or assets (excluding regular periodic cash dividends out of earnings or retained earnings or dividends payable in Preferred Shares) or of subscription rights or warrants (other than those referred to above).

                No adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% of such Purchase Price. No fractional Common Shares will be issued and in lieu thereof, a payment in cash will be made based on the market price of the Common Shares on the last trading date prior to the date of exercise.

                In the event that any person becomes the beneficial owner of 15% or more of the Company's Common Shares and hence an Acquiring Person (other than pursuant to a cash tender offer for all outstanding shares which is determined by Valid Board Action to be fair and otherwise in the best interests of the Company and its stockholders) (a "Flip-In Event"), proper provision will be made so that each holder of a Right, other than Rights that are or were beneficially owned by the Acquiring Person and certain other related persons (which will thereafter be void), will thereafter have the right to receive upon exercise and payment of the Purchase Price that number of Common Shares having a market value of two times the exercise price of the Right (or Preferred Shares if so elected by the Board of Directors). Rights are not exercisable following the occurrence of a Flip-In Event until such time as the Rights are no longer redeemable by the Corporation as set forth below. At any time after a Distribution Date, in the event that the Company were acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power were sold, proper provision will be made so that each holder of a Right shall thereafter have the right to receive, upon the exercise thereof and payment of the Purchase Price at the then current exercise price of the Right, that number of shares of common stock of the acquiring company which at the time of such transaction would have a market value of two times the exercise price of the Right.

                At any time until ten days following the date a person becomes an Acquiring Person (or such later date as designated by Valid Board Action), the Company, by Valid Board Action, may redeem the Rights in whole, but not in part, at a price of $.01 per Right (the "Redemption Price"). The right of redemption also may be reinstated under certain circumstances described in the Rights Agreement, including if a term, provision, covenant or restriction of the Rights Agreement is held by a court or other authority to be invalid, void or unenforceable. Under no circumstances following the occurrence of a Flip-In Event may the Rights be exercised prior to the expiration of the Company's right of redemption. Immediately upon Valid Board Action by the Board of Directors ordering redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

                At any time after any person becomes an Acquiring Person, the Board of Directors of the Company may, at its option, by Valid Board Action, exchange all or part of the then outstanding and exercisable Rights (excluding Rights of an Acquiring Person that have become void) for Common Shares at an exchange ratio of one Common Share per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof. Notwithstanding the foregoing, the Board of Directors shall not be empowered to effect such exchange at any time after any Acquiring Person, together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of 50% or more of the Common Shares then outstanding.

                Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends. While the distribution of the Rights will not be taxable to stockholders or to the Company, stockholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for Common Stock (or other consideration) of the Company or for common stock of the acquiring company as set forth above.

                Other than an amendment to those provisions relating to the principal economic terms of the Rights or to shorten the final expiration date of the Rights Agreement, any of the provisions of the Rights Agreement may be amended by the Board of Directors of the Company by Valid Board Action prior to the Distribution Date, including, without limitation, any amendment deemed to be necessary or appropriate in light of any judicial or other legal developments, whether or not binding precedent in respect of the Rights Agreement. After the Distribution Date, the provisions of the Rights Agreement may be amended by the Board by Valid Board Action in order to cure any ambiguity, to make changes which do not adversely affect the interest of holders of Rights (excluding the interests of any Acquiring Person), or to shorten or lengthen any time period under the Rights Agreement; provided, however, that no amendment to lengthen the time period governing redemption shall be made at such time as the Rights are not redeemable. Without limiting any of the foregoing, at any time prior to a Person (other than certain employee benefit plans of the Company) becoming an Acquiring Person, the Board may amend the Rights Agreement to lower the threshold for exercisability of the Rights (and the determination of the existence of an Acquiring Person) from 15% to any percentage greater than the greater of (i) the largest percentage of outstanding Common Shares then known to the Company to be beneficially owned by any Person or group of affiliated or associated persons (other than employee benefit plans of the Company and its subsidiaries) and (ii) 10%.

                  The form of Rights Agreement between the Company and The Bank of New York specifying the terms of the Rights is attached hereto as an exhibit and is incorporated herein by reference. A copy of the Rights Agreement is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, as amended from time to time.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

(a) and (b)  Financial Statements and Pro Forma Information.   None.

(c) Exhibits.  The following exhibits are filed with this report, and the foregoing description is modified by reference to such exhibits:

                 4. Amended and Restated Rights Agreement between the Company and The Bank of New York, as Rights Agent, dated as of March 11, 1997, which includes as Exhibit B the Form of Right Certificate. Pursuant to the Rights Agreement, Right Certificates will not be mailed until as soon as practicable after the earlier of the tenth day following announcement that a person or group has acquired beneficial ownership of 15% or more of the Common Shares or the tenth business day after a person commences or announces its intention to commence an offer the consummation of which would result in a person beneficially owning 15% or more of the Common Shares. In either case the ten (10) day time period is subject to extension by Valid Board Action.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              USF&G CORPORATION



                                               By: /s/DAN L. HALE
                                                      Dan L. Hale
                                                      Executive Vice President -
                                                        Chief Financial Officer
Date:  March 13, 1997

                                  EXHIBIT INDEX


Exhibit                    Description                                  Page No.

                 4. Amended and Restated Rights Agreement between the Company and The Bank of New York, as Rights Agent, dated as of March 11, 1997, which includes as Exhibit B the Form of Right Certificate. Pursuant to the Rights Agreement, Right Certificates will not be mailed until as soon as practicable after the earlier of the tenth day following announcement that a person or group has acquired beneficial ownership of 15% or more of the Common Shares or the tenth business day after a person commences or announces its intention to commence an offer the consummation of which would result in a person beneficially owning 15% or more of the Common Shares. In either case the ten (10) day time period is subject to extension by Valid Board Action.

                                    EXHIBIT 4


















                                USF&G CORPORATION


                                       and


                              THE BANK OF NEW YORK,
                                  Rights Agent



                      Amended and Restated Rights Agreement

                           Dated as of March 11, 1997

                                TABLE OF CONTENTS

                                                                            Page

Section 1.     Certain Definitions.............................................2

Section 2.     Appointment of Rights Agent.....................................7

Section 3.     Issue of Right Certificates.....................................7

Section 4.     Form of Right Certificates.....................................10

Section 5.     Countersignature and Registration..............................10

Section 6.     Transfer, Split Up, Combination and Exchange of Right
                 Certificates; Mutilated, Destroyed, Lost or Stolen
                 Right Certificates...........................................11

Section 7.     Exercise of Rights; Purchase Price; Expiration Date of
                 Rights; Nullification of Rights..............................12

Section 8.     Cancellation and Destruction of Right Certificates.............16

Section 9.     Reservation and Availability of Preferred Shares...............16

Section 10.    Preferred Shares Record Date...................................17

Section 11.    Adjustment of Purchase Price, Number of Shares or Number
                 of Rights....................................................18

Section 12.    Certificate of Adjusted Purchase Price or Number of Shares.....30

Section 13.    Consolidation or Sale or Transfer of Assets or Earning Power...30

Section 14.    Fractional Rights and Fractional Shares........................37

Section 15.    Rights of Action...............................................38

Section 16.    Agreement of Right Holders.....................................39

Section 17.    Right Certificate Holder Not Deemed a Stockholder..............39

Section 18.    Concerning the Rights Agent....................................40

Section 19.    Merger or Consolidation or Change of Name of Rights Agent......41

Section 20.    Duties of Rights Agent.........................................42

Section 21.    Change of Rights Agent.........................................44

Section 22.    Issuance of New Right Certificates.............................45

Section 23.    Redemption.....................................................46

Section 24.    Notice of Certain Events.......................................47

Section 25.    Notices........................................................48

Section 26.    Supplements and Amendments.....................................49

Section 27.    Exchange.......................................................51

Section 28.    Successors.....................................................52

Section 29.    Determinations and Actions by the Board of Directors, etc......52

Section 30.    Benefits of this Agreement.....................................53

Section 31.    Severability...................................................53

Section 32.    Governing Law..................................................54

Section 33.    Counterparts...................................................54

Section 34.    Descriptive Headings...........................................54



Exhibit A -- Form of Articles Supplementary

Exhibit B -- Form of Right Certificate

Exhibit C -- Amended and Restated Summary of Rights to Purchase Preferred Shares

                      AMENDED AND RESTATED RIGHTS AGREEMENT

                  Amended and Restated Agreement, dated as of March 11, 1997, between USF&G Corporation, a Maryland corporation (the "Company"), and The Bank of New York, a New York corporation (the "Rights Agent").



                              W I T N E S S E T H:

                  WHEREAS, the Board of Directors of the Company authorized and declared a dividend of one preferred share purchase right (a "Right") for each share of Common Stock, par value $2.50 per share, of the Company (each a "Common Share") outstanding on October 15, 1987, each Right representing the right to purchase one one-hundredth of a share of Junior Participating Preferred Stock, $50 par value, of the Company having the rights and preferences set forth in the Articles Supplementary filed with the State Department of Assessments and Taxation of the State of Maryland (the "SDAT") on October 7, 1987 as revised and restated by the Articles Supplementary filed with the SDAT on April 27, 1995, upon the terms and subject to the conditions herein set forth, and further authorized the issuance of one Right with respect to each Common Share that the Company has issued or does issue between October 15, 1987 and the earlier of the Distribution Date, the Redemption Date and the Final Expiration Date (as such terms are defined in Sections 3 and 7 hereof); and

                  WHEREAS, the Board of Directors has authorized and approved an amendment and restatement of the Rights Agreement dated as of September 18, 1987, between the Company and the Rights Agent (the "Original Rights Agreement"), pursuant to Section 26 of such Agreement, including authorization of an extension thereof; and

                  WHEREAS, the Company and the Rights Agent therefore wish to enter into this Amended and Restated Rights Agreement.

                  NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

                  Section 1.        Certain Definitions.  For purposes of this
                                      Agreement, the following terms have the
                                      meanings indicated:

                  (a) "Acquiring Person" shall mean any Person (as such term is hereinafter defined) who or which, together with all Affiliates and Associates (as such terms are hereinafter defined) of such Person, shall be the Beneficial Owner (as such term is hereinafter defined) of 15% or more of the Common Shares then outstanding, but shall not include (i) the Company, any wholly-owned Subsidiary of the Company or any employee benefit plan of the Company or of any Subsidiary of the Company, or any Person organized, appointed or established by the Company for or pursuant to the terms of any such plan or (ii) any Person who has become such a Beneficial Owner solely because (A) of a reduction in the number of Common Shares outstanding or (B) it acquired such Beneficial Ownership in the good faith belief that such acquisition would not (x) cause such Beneficial Ownership to exceed 15% of the Common Shares then outstanding and such Person relied in good faith in computing the percentage of its Beneficial Ownership on publicly filed reports or documents of the Company which are inaccurate or out-of-date or (y) otherwise cause a Distribution Date or a Conversion (as hereinafter defined) to occur. Notwithstanding clause (ii) of the prior sentence, if any Person that is not an Acquiring Person due to such clause
(ii) does not reduce its percentage of Beneficial Ownership of Common Shares to less than 15% by the Close of Business on the fifth Business Day after notice from the Company (the date of notice being the first day) that such Person's Beneficial Ownership of Common Shares so exceeds 15%, such Person shall at the end of such five Business Day period, become an Acquiring Person (and such clause (ii) shall no longer apply to such Person). For purposes of this definition, the determination whether any Person acted in "good faith" shall be conclusively determined by Valid Board Action (as hereinafter defined).
                  (b) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as in effect on the date of this Agreement.
                  (c) "Approved Tender Offer" means an all cash tender offer for all outstanding Common Shares, which remains open for at least 45 days and for at least 20 business days following any amendment in its terms or the commencement of any competing offer, on terms determined by Valid Board Action, after receiving advice and a fairness opinion from one or more nationally recognized investment banking firms selected by a majority of the Disinterested Directors, to be (i) at a price which is fair to stockholders (taking into account all factors which such members of the Board deem relevant) and (ii) otherwise in the best interests of the Company and its stockholders.
                  (d) A Person shall be deemed the "Beneficial Owner" of and shall be deemed to "beneficially own" any securities:
                          (i) which such Person or any of such Person's
                  Affiliates or Associates is deemed to beneficially own within the meaning of Rule 13d-3 of the General Rules and Regulations under the Exchange Act, as in effect on the date of this Agreement;
                          (ii) which such Person or any of such Person's
                  Affiliates or Associates has (A) the right to acquire (whether such right is exercisable immediately or only after the occurrence of certain events or the passage of time or both) pursuant to any agreement, arrangement or understanding (whether or not in writing), or upon the exercise of conversion rights, exchange rights, rights (other than the Rights), warrants or options, or otherwise, provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange; or (B) the right to vote (whether such right is exercisable immediately or only after the occurrence of certain events or the passage of time or both), alone or in concert with others, pursuant to any agreement, arrangement or understanding (whether or not in writing); provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, any security if the agreement, arrangement or understanding to vote such security (1) arises solely from a revocable proxy or consent given in response to a public proxy or consent solicitation made pursuant to the applicable rules and regulations of the Exchange Act and (2) is not reportable by such Person on a
                  Schedule 13D report under the Exchange Act (or any comparable or successor report); or
                          (iii) which are beneficially owned, directly or
                  indirectly, by any other Person with which such Person or any of such Person's Affiliates or Associates has any agreement, arrangement or understanding (whether or not in writing) for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy or consent as described in the proviso to clause (B) of subparagraph (ii) of this paragraph (c)) or disposing of any securities of the Company.
Notwithstanding anything in this definition of Beneficial Ownership to the contrary, (A) the phrase "then outstanding," when used with reference to a Person's Beneficial Ownership of securities of the Company, shall mean the number of such securities then issued and outstanding together with the number of such securities not then actually issued and outstanding which such Person would be deemed to own beneficially hereunder and (B) a Person engaged in business as an underwriter of securities shall not be considered to be the "Beneficial Owner" of or to "beneficially own" any securities acquired through such Person's participation in good faith in a firm commitment underwriting until the expiration of forty (40) days after the date of such acquisition.
                  (e) "Business Day" shall mean any day other than a Saturday, Sunday, or a day on which banking institutions in the States of New York or Maryland are authorized or obligated by law or executive order to close.
                  (f) "Close of Business" on any given date shall mean 5:00 P.M., Baltimore time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 P.M., Baltimore time, on the next succeeding Business Day.
                  (g) "Common Shares" when used with reference to the Company shall mean shares of Common Stock, par value $2.50 per share, of the Company. "Common Shares" when used with reference to any Person other than the Company shall mean the capital stock (or in the case of any unincorporated entity, the equivalent equity interest) with the greatest voting power of such Person or, if such Person is a Subsidiary of another Person, the Person or Persons which ultimately control such first-mentioned Person.
                  (h)    "Conversion" shall have the meaning set forth in
Section 11(a)(ii) hereof.
                  (i) "Disinterested Director" shall mean any member of the Board of Directors of the Company, while such Person is a member of the Board, who is not (i) an Acquiring Person, or an Affiliate or Associate of an Acquiring Person or a representative of an Acquiring Person or of any such Affiliate or Associate, or (ii) a Person or an Affiliate, Associate or representative of a Person, any of whom has stated an intent to take, or to consider taking, any action which would result in such Person becoming an Acquiring Person, or which would cause a Triggering Event.
                  (j)    "Distribution Date" shall have the meaning set forth in
Section 3 hereof.
                  (k)    "Exchange Act" shall have the meaning set forth in
Section 1(b) hereof.
                  (l) "Final Expiration Date" shall have the meaning set forth in Section 7 hereof.
                  (m) "Person" shall mean any individual, firm, corporation, partnership, limited liability company, association, trust, unincorporated organization or other entity, and shall include any successor (by merger or otherwise) of such entity.
                  (n) "Preferred Shares" shall mean shares of Junior Participating Preferred Stock, $50 par value, of the Company.
                  (o)    "Principal Party" shall have the meaning set forth in
Section 13(b) hereof.
                  (p)    "Purchase Price" shall have the meaning set forth in
Section 4 hereof.
                  (q)    "Redemption Date" shall have the meaning set forth in
Section 7 hereof.
                  (r) "Right Certificate" means a certificate representing one or more preferred share purchase rights of the Company.
                  (s) "Securities Act" shall mean the Securities Act of 1933, as amended.
                  (t) "Share Acquisition Date" shall mean the first date of public announcement (which, for purposes of this definition, shall include, without limitation, a report filed pursuant to Section 13(d) under the Exchange Act or any comparable or successor report) by the Company or an Acquiring Person that an Acquiring Person has become such; provided, however, that no Share Acquisition Date shall be deemed to have occurred on such date if, pursuant to the definition of "Acquiring Person", a Person is deemed (whether prior to or after the date that would otherwise be a Share Acquisition Date) not to be or have become an Acquiring Person.
                  (u) "Share Certificate" means a certificate representing one or more Common Shares of the Company.
                  (v) "Subsidiary" of any Person shall mean any corporation or other entity of which a majority of the voting power of the voting equity securities or equity interests is owned, directly or indirectly, by such Person.
                  (w) "Triggering Event" shall mean (i) any action which would cause a Conversion or (ii) the occurrence of any event described in
Section 13(a) hereof.
                  (x) "Valid Board Action" shall mean the affirmative vote of a majority of the entire Board of Directors, which includes the concurrence of one or more Disinterested Directors through the affirmative vote of a majority of the Disinterested Directors; provided, however, that in the event no directors would be deemed to be "Disinterested Directors" and there is no Acquiring Person, Valid Board Action shall mean the affirmative vote of a majority of the entire Board of Directors.
                  Section 2. Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as agent for the Company and the holders of the Rights (who, in accordance with Section 3 hereof, shall prior to the Distribution Date also be the holders of the Common Shares) in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such Co-Rights Agents as it may deem necessary or desirable (the term "Rights Agent" being used herein to refer collectively, to the Rights Agent together with any such Co-Rights Agents). In the event the Company appoints one or more Co-Rights Agents, the respective duties of the Rights Agent and any Co-Rights Agent shall be as the Company shall determine.

                  Section 3. Issue of Right Certificates. (a) Until the earlier of (i) the Close of Business on the tenth day after the Share Acquisition Date (or such later date as may be determined by Valid Board Action) or (ii) the tenth Business Day (or such later date as may be determined by Valid Board Action) after the date of the commencement of, or first public announcement of the intention of any Person to commence, a tender or exchange offer the consummation of which would result in such Person becoming an Acquiring Person (the earlier of the dates in subsections (i) and (ii) hereof being herein referred to as the "Distribution Date"), (x) the Rights will be evidenced (subject to the provisions of paragraph (b) of this Section 3) by the certificates for Common Shares registered in the names of the holders of the Common Shares (which certificates for the Common Shares shall also be deemed to be Right Certificates) and not by separate Right Certificates, and (y) the right to receive Right Certificates will be transferable only in connection with the transfer of Common Shares. As soon as practicable after the Distribution Date, the Rights Agent will send, by first-class, insured, postage-prepaid mail, to each record holder of Common Shares as of the Close of Business on the Distribution Date (except as otherwise provided in Section 7(g)), at the address of such holder shown on the records of the Company, one or more Right Certificates, in substantially the form of Exhibit B hereto, evidencing one Right for each Common Share so held. If an adjustment in the number of Rights for each Common Share has been made pursuant to Section 11(n), the Company shall, at the time of distribution of the Right Certificates, make the necessary and appropriate rounding adjustments in accordance with Section 14(a) so that Right Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights. As of the Distribution Date, the Rights will be evidenced solely by the Right Certificates.

                  (b) On October 15, 1987, the Company sent a copy of a Summary of Rights to Purchase Preferred Shares, to each record holder of Common Shares as of October 15, 1987. Share Certificates issued after October 15, 1987 but on or prior to March 14, 1997 shall have impressed on, printed on, written on or otherwise affixed to them the following legend:

                  This certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement between USF&G Corporation and Morgan Shareholder Services Trust Company, dated as of September 18, 1987 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of USF&G Corporation. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. USF&G Corporation will mail to the holder of this certificate a copy of the Rights Agreement without charge promptly following receipt of a written request therefor. Under certain circumstances, Rights beneficially owned by Acquiring Persons (as defined in the Rights Agreement) and any subsequent holder of such Rights may become null and void.

                  The Company will send a copy of an Amended and Restated Summary of Rights to Purchase Preferred Shares, in substantially the form attached hereto as Exhibit C (the "Amended Summary of Rights"), by first-class, postage-prepaid mail, to each record holder of Common Shares as of March 14, 1997, at the address of the record holder shown on the records of the Company. With respect to Share Certificates dated on or prior to March 14, 1997, until the Distribution Date, the Rights will be evidenced by such Share Certificates registered in the names of the holders thereof (together with a copy of the Amended Summary of Rights). Until the Distribution Date (or the earlier of the Redemption Date or Final Expiration Date), the surrender for transfer of any Share Certificate dated on or prior to March 14, 1997, with or without a copy of the Summary of Rights or Amended Summary of Rights attached thereto, shall also constitute the transfer of the Rights associated with the Common Shares represented thereby.
                  (c) Share Certificates issued after March 14, 1997 but prior to the earliest of the Distribution Date, the Redemption Date and the Final Expiration Date shall have impressed on, printed on, written or otherwise affixed to them the following legend:


                  This certificate also evidences and entitles the holder hereof to certain Rights as set forth in an Amended and Restated Rights Agreement between USF&G Corporation and The Bank of New York, dated as of March 11, 1997, as amended from time to time (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of USF&G Corporation. Under certain circumstances, as set forth in the Rights Agreement, the Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. USF&G Corporation will mail to the holder of this certificate a copy of the Rights Agreement as in effect on the date of the mailing without charge promptly following receipt of a written request therefor. Under certain circumstances, Rights owned by or transferred to any person who becomes an Acquiring Person or their Affiliates or Associates (as such terms are defined in the Rights Agreement) and certain transferees thereof will become null and void and will no longer be transferable.

                  With respect to the Share Certificates containing the foregoing legend, until the Distribution Date, the Rights associated with the Common Shares represented by such Share Certificates shall be evidenced by such Share Certificates alone, and the surrender for transfer of any such Share Certificate shall also constitute the transfer of the Rights associated with the Common Shares represented by such Share Certificate. Notwithstanding this paragraph (c), the omission of a legend shall not affect the enforceability of any part of this Agreement or the rights of any holder of the Rights.

                  Section 4. Form of Right Certificates. The Right Certificates (and the forms of election to purchase Preferred Shares and of assignment to be printed on the reverse thereof) shall be substantially the same as Exhibit B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or automated quotation system on which the Rights may from time to time be listed, or to conform to usage. Subject to the provisions of Sections 11 and 22 hereof, the Right Certificates, whenever issued, which are issued in respect of Share Certificates dated on or prior to October 15, 1987 shall be dated as of October 15, 1987, and all Right Certificates which are issued in respect of other Share Certificates shall be dated as of the respective dates of such Share Certificates, and in either case on their face shall entitle the holders thereof to purchase the number of Preferred Shares as shall be set forth therein at the price per one one-hundredth of a Preferred Share set forth therein (the "Purchase Price"), but the number of such Preferred Shares and the Purchase Price shall be subject to adjustment as provided herein.

                  Section 5. Countersignature and Registration. The Right Certificates shall be executed on behalf of the Company by its Chairman of the Board, its President or any Vice President, either manually or by facsimile signature, and shall have affixed thereto the Company's seal or a facsimile thereof which shall be attested by the Secretary, or an Assistant Secretary, of the Company, either manually or by facsimile signature. Each Right Certificate shall be manually countersigned by an authorized signatory of the Rights Agent, but it shall not be necessary for the same signatory to countersign all of the Right Certificates issued hereunder. No Right Certificate shall be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed the Right Certificate shall cease to be an officer of the Company before countersignature by the Rights Agent and issuance and delivery of the certificate by the Company, such Right Certificate, nevertheless, may be countersigned by the Rights Agent, and issued and delivered by the Company with the same force and effect as though the person who signed such Right Certificate had not ceased to be an officer of the Company. Any Right Certificate may be signed on behalf of the Company by any person who, on the date of the execution of the Right Certificate, shall be a proper officer of the Company to sign the Right Certificate, although at the date of the execution of this Rights Agreement that person was not an officer.

                  Following the Distribution Date, the Rights Agent will keep or cause to be kept, at its principal office, books for registration and transfer of the Right Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates and the date and certificate number of each of the Right Certificates.

                  Section 6. Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates. Subject to the provisions of Section 14 hereof, at any time after the Close of Business on the Distribution Date, and at or prior to the Close of Business on the earlier of the Redemption Date and the Final Expiration Date, any Right Certificate or Certificates (other than Right Certificates representing Rights that have become void pursuant to Sections 7(g) or 11(a)(ii) hereof or that have been exchanged pursuant to Section 27 hereof) may be transferred, split up, combined or exchanged for another Right Certificate or Certificates, entitling the registered holder to purchase a like number of Preferred Shares as the Right Certificate or Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Right Certificate shall make such request in writing delivered to the Rights Agent, and shall surrender the Right Certificate or Right Certificates to be transferred, split up, combined or exchanged at the principal office of the Rights Agent designated for such purpose. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any surrendered Right Certificate until the registered holder shall have completed and signed the certificate contained in the form of assignment on the reverse side of the Right Certificate and shall have provided additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request. Thereupon the Rights Agent shall countersign and deliver to the person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested. The Company may require payment from the holders of Right Certificates of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split-up, combination or exchange of Right Certificates.
                  Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and, at the Company's request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will execute and deliver a new Right Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered owner in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

                  Notwithstanding any other provision hereof, the Company and the Rights Agent may amend this Rights Agreement to provide for uncertificated Rights in addition to or in place of Rights evidenced by Right Certificates.

                  Section 7. Exercise of Rights; Purchase Price; Expiration Date of Rights; Nullification of Rights. (a) Subject to Sections 7(f), 7(g), 9, 11(a)(ii) and the final sentence of Section 23(a) hereof, the registered holder of any Right Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein) in whole or in part at any time after the Distribution Date upon surrender of the Right Certificate, with the form of election to purchase on the reverse side thereof duly executed (with signatures duly guaranteed), to the Rights Agent at the principal office of the Rights Agent in New York City, together with payment of the aggregate Purchase Price with respect to the Rights then to be exercised, at or prior to the earlier of
(i) the Close of Business on October 14, 2007 (the "Final Expiration Date"),
(ii) the time at which the Rights are redeemed as provided in Section 23 hereof (the "Redemption Date") or (iii) the time at which the Rights are exchanged as provided in Section 27 hereof.

                  (b) The Purchase Price for each one one-hundredth of a Preferred Share pursuant to the exercise of a Right shall initially be $105. The Purchase Price and the number of Preferred Shares to be acquired upon exercise of a Right shall be subject to adjustment from time to time as provided in Sections 11 and 13 hereof. The Purchase Price shall be payable in lawful money of the United States of America in accordance with paragraph (c) below.
                  (c) Upon receipt of a Right Certificate representing exercisable Rights, with the form of election to purchase and the remainder of the reverse side of the Right Certificate duly executed, accompanied by payment of the Purchase Price for the Preferred Shares to be purchased and an amount equal to any applicable transfer tax required to be paid by the holder of such Right Certificate in accordance with Section 9 hereof in cash, or by certified check or bank draft payable to the order of the Company, and subject to Sections 7(f) and 20(j) the Rights Agent shall thereupon promptly (i) (A) requisition from any transfer agent of the Preferred Shares certificates representing the number of Preferred Shares to be purchased and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) requisition from the depositary agent depositary receipts representing such number of one one-hundredths of a Preferred Share as are to be purchased (in which case certificates for the Preferred Shares represented by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company hereby directs the depositary agent to comply with such request, (ii) when appropriate, requisition from the Company the amount of cash to be paid in lieu of issuance of fractional interests in shares in accordance with Section 14 hereof, (iii) promptly after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by the holder and (iv) when appropriate, after receipt thereof, promptly deliver such cash, if any, to or upon the order of the registered holder of the Right Certificate.
                  (d) In case the registered holder of any Right Certificate shall exercise less than all the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent and delivered to the registered holder of such Right Certificate or to his duly authorized assigns, subject to the provisions of Section 14 hereof.
                  (e) In the event that the Company is obligated to issue other securities (including Common Shares) of the Company, pay cash and/or distribute other property pursuant to Sections 11(a) or 13 hereof, then the Company will make all arrangements necessary so that such other securities, cash and/or other property are available for distribution by the Rights Agent, if and when appropriate.
                  (f) Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder upon the occurrence of any purported exercise as set forth in this Section 7 or the transfer of any surrendered Right Certificates under Section 6, unless and until such registered holder shall have (i) completed and signed (A) in the case of a Section 7 exercise, a form of election or (B) in the case of a Section 6 transfer, a form of assignment, as set forth on the reverse side of the Right Certificate, and
(ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request.
                  (g) Notwithstanding anything in this Agreement to the contrary, from and after a Conversion, any Rights beneficially owned by (i) an Acquiring Person or an Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person (or any such Associate or Affiliate) becomes such, or (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person (or any such Associate or Affiliate) to holders of equity interests in such Acquiring Person (or in any such Associate or Affiliate) or to any Person with whom the Acquiring Person (or any such Associate or Affiliate) has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which a majority of the Disinterested Directors has determined is part of a plan, arrangement or understanding which has as a primary purpose or effect the avoidance of this Section 7(g), shall become null and void without any further action and no holder of such Rights shall have any rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise. The Company shall use all reasonable efforts to insure that the provisions of this Section 7(g) are complied with, but shall have no liability to any holder of Right Certificates or other Person as a result of its failure to make any determinations with respect to an Acquiring Person or its Affiliates, Associates or transferees hereunder. No Right Certificate shall be issued pursuant to Section 3 that represents Rights beneficially owned by an Acquiring Person whose Rights would be void pursuant to the preceding sentence or any Associate or Affiliate thereof; no Right Certificate shall be issued at any time upon the transfer of any Rights to an Acquiring Person whose Rights would be void pursuant to the preceding sentence or any Associate or Affiliate thereof or to any nominee of such Acquiring Person, Associate or Affiliate; and any Right Certificate delivered to the Rights Agent for transfer to an Acquiring Person (or any Associate, Affiliate or nominee thereof) whose Rights would be void pursuant to the preceding sentence shall be canceled.
                  Section 8. Cancellation and Destruction of Right Certificates. All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Rights Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all canceled Right Certificates to the Company, or shall, at the written request of the Company, destroy such canceled Right Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

                  Section 9. Reservation and Availability of Preferred Shares. The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued Preferred Shares the number of Preferred Shares that will be sufficient to permit the exercise in full of all outstanding Rights.

                  So long as the Preferred Shares issuable upon the exercise of Rights may be listed on any national securities exchange or automated quotation system, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for such issuance to be listed on such exchange or automated quotation system upon official notice of issuance upon such exercise.

                  If necessary to permit the issuance of Common or Preferred Shares pursuant to the Rights, the Company shall use its best efforts from and after such time as the Rights become exercisable to register such Common or Preferred Shares under the Securities Act, and any applicable state securities laws, cause such registration statement to become effective as soon as possible after such filing and keep such registration effective until the earlier of the expiration date of the Rights or the date as of which the Rights are no longer exercisable. The Company may temporarily suspend, for a period of time not to exceed 90 days, the exercisability of the Rights in order to prepare and file a registration statement under the Securities Act and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction unless the requisite qualification in such jurisdiction shall have been obtained and until a registration statement under the Securities Act (if required) shall have been declared effective.

                  The Company covenants and agrees that it will take all such action as may be necessary to ensure that all Preferred Shares delivered upon exercise of Rights shall, at the time of delivery of the certificates for such Preferred Shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable shares.

                  The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges that may be payable in respect of the issuance or delivery of the Right Certificates or of any Preferred Shares upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax that may be payable in respect of any transfer or delivery of Right Certificates to a person other than, or the issuance or delivery of certificates or depositary receipts for the Preferred Shares in a name other than that of, the registered holder of the Right Certificate evidencing Rights surrendered for exercise or to issue or deliver any certificates or depositary receipts for Preferred Shares upon the exercise of any Rights until any such tax shall have been paid (any such tax being payable by the holder of such Right Certificate at the time of surrender) or until it has been established to the Company's satisfaction that no such tax is due.

                  Section 10. Preferred Shares Record Date. Each person in whose name any certificate for Preferred Shares is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Preferred Shares represented thereby on, and such certificate shall be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable transfer taxes) was made; provided, however, that if the date of such surrender and payment is a date upon which the Preferred Shares transfer books of the Company are closed, such person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which the Preferred Shares transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate shall not be entitled to any rights of a holder of Preferred Shares for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

                  Section 11. Adjustment of Purchase Price, Number of Shares or Number of Rights. The Purchase Price, the number of Preferred Shares covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

                  (a) (i) In the event the Company shall at any time after the date of this Agreement (A) declare a dividend on the Preferred Shares payable in Preferred Shares, (B) subdivide or split the outstanding Preferred Shares into a greater number of Preferred Shares, (C) combine the outstanding Preferred Shares into a smaller number of Preferred Shares or (D) issue any shares of its capital stock in a reclassification of the Preferred Shares (including any such reclassification in connection with a consolidation, merger or statutory share exchange in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a), the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, split, combination or reclassification, and the number and kind of Preferred Shares (or other capital stock) issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of Preferred Shares (or other capital stock) which, if such Right had been exercised immediately prior to such date and at a time when the Preferred Shares transfer books of the Company were open, the holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, split, combination or reclassification; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. If an event occurs which would require an adjustment under this Section 11(a)(i) and a Conversion under Section 11(a)(ii) hereof occurs, then the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii) hereof.
                           (ii) If any Person shall, at any time after the date
                  of this Agreement, become an Acquiring Person other than as a result of an acquisition of Common Shares pursuant to an Approved Tender Offer (the foregoing event a "Conversion," regardless of whether the Board of Directors exercises its discretion as set forth below), then proper provision shall be made so that each holder of a Right, except as provided below and in Section 7(g) hereof, shall thereafter have a right to receive, upon exercise thereof (which exercise is subject to, among other things, the last sentence of Section 23), on or after the Distribution Date at the then current Purchase Price in accordance with the terms of this Agreement, and in lieu of the right to purchase Preferred Shares, such number of Common Shares as shall equal the result obtained by (x) multiplying the then current Purchase Price by the number of one one-hundredths of a Preferred Share for which a Right is then exercisable and dividing that product by (y) 50% of the current per share market price of the Common Shares (determined pursuant to Section 11(d)) on the date an Acquiring Person becomes such; provided, however, that if the transaction that would otherwise give rise to the foregoing adjustment is also subject to the provisions of Section 13 hereof, then only the provisions of Section 13 hereof shall apply and the foregoing adjustment shall not be made. At its discretion, the Board of Directors of the Company may, by Valid Board Action, provide that holders of Rights, upon exercise thereof, shall receive, in lieu of Common Shares, such number of one-hundredths of a share of Preferred Shares as shall equal the result obtained by (X) multiplying the then current Purchase Price by the number of one one-hundredths of a share of Preferred Shares for which a Right is then exercisable and dividing the product by (Y) 50% of the then current per share market price of the Company's Common Shares (determined pursuant to Section 11(d) hereof) on the date an Acquiring Person becomes such. Notwithstanding the foregoing, upon a Conversion, any Rights that are or were beneficially owned on or after the earlier of the Distribution Date or the Shares Acquisition Date by an Acquiring Person (or any Associate or Affiliate of such Acquiring Person) shall become null and void in accordance with the provisions of Section 7(g) of this Agreement and any holder of such Rights shall thereafter have no right to exercise or transfer such Rights under any provision of this Agreement.
                           (iii) Any Right Certificate issued pursuant to
                  Section 3 or Section 22 hereof that represents Rights beneficially owned by an Acquiring Person or any Associate or Affiliate thereof and any Right Certificate issued at any time upon the transfer of any Rights to an Acquiring Person or any Associate or Affiliate thereof or to any nominee of such Acquiring Person, Associate or Affiliate, and any Right Certificate issued pursuant to Section 6 hereof or this
                  Section 11 upon transfer, exchange, replacement or adjustment of any other Right Certificate referred to in this sentence, shall contain the following legend:

                         The Rights represented by this Right Certificate are or were beneficially owned by a Person who was or became an Acquiring Person or an Affiliate or an Associate of an Acquiring Person (as such terms are defined in the Rights Agreement). This Right Certificate and the Rights represented hereby may become null and void in the circumstances specified in Section 11(a)(ii) of the Rights Agreement.

                           (iv) In the event a Conversion occurs and there shall
                  not be sufficient authorized but unissued Common Shares to permit the exercise in full of the Rights in accordance with
                  Section 11(a)(ii) and the Board of Directors has not exercised its discretion pursuant to Section 11(a)(ii) to provide for the issuance of Preferred Shares in lieu of Common Shares, then the Company shall use its best efforts to carry out all such action as may be necessary to authorize additional Common Shares for issuance upon exercise of the Rights; provided, however, if the Company is unable to cause the authorization of additional Common Shares sufficient for issuance upon exercise of the Rights within forty-five (45) days from the date the adjustment was required, then the Company shall: (A) determine the excess of (1) the value of the Common Shares (the "Exercise Shares") issuable upon the exercise of a Right (the "Current Value") over (2) the then current Purchase Price (such excess, the "Spread"), and (B) with respect to each Right, make adequate provision to substitute for the Exercise Shares, upon payment of the applicable Purchase Price, (1) cash, (2) a reduction in the Purchase Price, (3) Common Stock or other equity securities of the Company (including, without limitation, shares, or units of shares, of preferred stock which the Board of Directors by Valid Board Action has deemed to be essentially equivalent to shares of Common Stock in respect of dividend, liquidation preference and voting rights (such shares of preferred stock, "common share equivalents")),
                  (4) debt securities of the Company, (5) other assets, or (6) any combination of the foregoing, having an aggregate value equal to the Current Value, where such aggregate value has been determined by Valid Board Action based upon the advice of a nationally recognized investment banking firm selected by a majority of the Disinterested Directors; provided, however, if the Company shall not have made adequate provision to deliver value pursuant to clause (B) above within ninety (90) days following the occurrence of a Conversion, then the Company shall be obligated to deliver, upon the surrender for exercise of a Right (which exercise is subject to the limitations set forth in the last sentence of Section 23(a)) and without requiring payment of the Purchase Price, Common Shares (to the extent available) and then, if necessary, cash, securities and/or assets having an aggregate value (together with such Common Shares) equal to the Spread, where such aggregate value has been determined by Valid Board Action based upon the advice of a nationally recognized investment banking firm selected by a majority of the Disinterested Directors. To the extent that the Company determines that some action need be taken pursuant to this subparagraph (iv), the Company (x) shall provide, subject to Section 7(g) and the last sentence of subparagraph (ii) of this Section 11(a), that such action shall apply uniformly to all outstanding Rights, and (y) may suspend the exercisability of the Rights for such time as may be reasonably necessary in order to seek any authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant hereto and to determine the value thereof.
                  (b) In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Preferred Shares entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase Preferred Shares (or shares having the same rights, privileges and preferences as the Preferred Shares ("equivalent preferred shares")) or securities convertible into Preferred Shares or equivalent preferred shares at a price per Preferred Share or equivalent preferred share (or having a conversion price per share, if a security convertible into Preferred Shares or equivalent preferred shares) less than the current per share market price of the Preferred Shares (as defined in Section 11(d)) on such record date, then the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of Preferred Shares outstanding on such record date plus the number of Preferred Shares which the aggregate offering price of the total number of Preferred Shares and/or equivalent preferred shares so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current market price and the denominator of which shall be the number of Preferred Shares outstanding on such record date plus the number of additional Preferred Shares and/or equivalent preferred shares to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible). In case such subscription price may be paid in a consideration part or all of which may be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors of the Company (or, if at the time of such determination there is an Acquiring Person, by a majority of the Disinterested Directors), whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights. Preferred Shares owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such rights or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.
                  (c) In case the Company shall fix a record date for the making of a distribution to all holders of the Preferred Shares (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of evidences of indebtedness or assets (other than a regular quarterly cash dividend or a dividend payable in Preferred Shares) or subscription rights or warrants (excluding those referred to in
Section 11(b)), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the current per share market price of the Preferred Shares (as defined in Section 11(d)) on such record date, less the fair market value (as determined in good faith by the Board of Directors of the Company (or, if at the time of such determination there is an Acquiring Person, by a majority of the Disinterested Directors), whose determination shall be described in a statement filed with the Rights Agent) of the portion of the assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to one Preferred Share and the denominator of which shall be such current per share market price of the Preferred Shares; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company to be issued upon the exercise of one Right. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price that would then be in effect if such record date had not been fixed.
                  (d) (i) For the purpose of any computation hereunder, the "current per share market price" of the Common Shares on any date shall be deemed to be the average of the daily closing prices per share of such Common Shares for the thirty (30) consecutive Trading Days (as such term is hereinafter defined) immediately prior to such date; provided, however, that in the event that the current per share market price of the Common Shares is determined during a period following the announcement by the issuer of such Common Shares of (1) a dividend or distribution on such Common Shares payable in such Common Shares or securities convertible into such Common Shares, or (2) any subdivision, combination or reclassification of such Common Shares, and prior to the expiration of 30 Trading Days after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the current market price shall be appropriately adjusted to reflect the current market price per Common Share equivalent. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Common Shares are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Common Shares are listed or admitted to trading or, if the Common Shares are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the closing bid and asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotations System ("NASDAQ") or such other system then in use, or, if on any such date the Common Shares are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Shares selected by the Board of Directors of the Company (or, if at the time of such determination there is an Acquiring Person, by a majority of the Disinterested Directors). The term "Trading Day" shall mean a day on which the principal national securities exchange on which the Common Shares are listed or admitted to trading is open for the transaction of business or, if the Common Shares are not listed or admitted to trading on any national securities exchange, a Monday, Tuesday, Wednesday, Thursday or Friday on which banking institutions in the State of New York are not authorized or obligated by law or executive order to close.
                           (ii) For the purpose of any computation hereunder,
                  the "current per share market price" of the Preferred Shares shall be determined in the same manner as set forth above for Common Shares in clause (i) of this Section 11(d). If the current per share market price of the Preferred Shares cannot be determined in the manner provided above, the "current per share market price" of the Preferred Shares shall be conclusively deemed to be the current per share market price of the Common Shares (appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof), multiplied by one hundred. If neither the Common Shares nor the Preferred Shares are publicly held or so listed or traded, "current per share market price" shall mean the fair value per share as determined in good faith by the Board of Directors of the Company (or, if at the time of such determination there is an Acquiring Person, by a majority of the Disinterested Directors), whose determination shall be described in a statement filed with the Rights Agent.
                  (e) No adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least l% in the Purchase Price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this
Section 11 shall be made to the nearest cent or to the nearest ten-thousandth of a Common Share or other share or one-millionth of a Preferred Share as the case may be.
                  (f) If as a result of a Conversion, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than Preferred Shares, thereafter the number of such other shares so receivable upon exercise of any Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the shares contained in Section 11(a), (b), (c), (e), (h), (i) and (m) and the provisions of Sections 7, 9, 10, 13 and 14 with respect to the Preferred Shares shall apply on like terms to any such other shares.
                  (g) All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of Preferred Shares (or other capital stock of the Company, as the case may be) purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.
                  (h) Unless the Company shall have exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Section 11(b) and (c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-hundredths of a Preferred Share (calculated to the nearest one one-millionth of a Preferred Share) obtained by (i) multiplying (x) the number of one one-hundredths of a Preferred Share covered by a Right immediately prior to this adjustment by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.
                  (i) The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in substitution for any adjustment in the number of Preferred Shares purchasable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of one one-hundredths of a Preferred Share for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one ten-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Right Certificates have been issued, shall be at least 10 days later than the date of the public announcement. If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to
Section 14 hereof, the additional Rights to which the holders shall be entitled as a result of the adjustment, or, at the option of the Company, shall cause to be distributed to the holders of record in substitution and replacement for the Right Certificates held by the holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Right Certificates evidencing all the Rights to which the holders shall be entitled after such adjustment. Right Certificates to be distributed shall be issued, executed and countersigned in the manner provided for herein and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.
                  (j) Irrespective of any adjustment or change in the Purchase Price or the number of Preferred Shares issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price per one one-hundredth of a Preferred Share and the number of shares which were expressed in the initial Right Certificates issued hereunder but they shall be deemed to represent the Purchase Price and number of Preferred Shares as adjusted from time to time hereunder.
                  (k) Before taking any action that would cause an adjustment reducing the Purchase Price below one one-hundredth of the then par value, if any, of the Preferred Shares issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable Preferred Shares at the adjusted Purchase Price.
                  (l) In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuing to the holder of any Right exercised after such record date of the Preferred Shares and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the Preferred Shares and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to the adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares upon the occurrence of the event requiring the adjustment.
                  (m) Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make reductions in the Purchase Price, in addition to those adjustments expressly required by this
Section 11, as and to the extent that it in its sole discretion shall determine to be advisable in order that any consolidation or subdivision of the Preferred Shares, issuance wholly for cash of any of Preferred Shares at less than the current market price, issuance wholly for cash of Preferred Shares or securities which by their terms are convertible into or exchangeable for Preferred Shares, dividends on Preferred Shares payable in Preferred Shares or issuance of rights, options or warrants referred to hereinabove in subsection (b) of this Section 11, hereafter made by the Company to holders of its Preferred Shares shall not be taxable to such shareholders.
                  (n) In the event that at any time after the date of this Agreement and prior to the Distribution Date, the Company shall (i) declare or pay any dividend on the Common Shares payable in Common Shares or (ii) effect a subdivision, combination or consolidation of the Common Shares (by reclassification or otherwise than by payment of dividends in Common Shares) into a greater or lesser number of Common Shares, then in any such case (i) the number of one-hundredths of a Preferred Share purchasable after such event upon proper exercise of each Right shall be determined by multiplying the number of one one-hundredths of a Preferred Share so purchasable immediately prior to such event by a fraction, the numerator of which is the number of Common Shares outstanding immediately before such event and the denominator of which is the number of Common Shares outstanding immediately after such event, and (ii) each Common Share outstanding immediately after such event shall have issued with respect to it that number of Rights which each Common Share outstanding immediately prior to such event had issued with respect to it. The adjustments provided for in this Section 11(n) shall be made successively whenever such a dividend is declared or paid or such subdivision, combination or consolidation is effected.
                  Section 12. Certificate of Adjusted Purchase Price or Number of Shares. Whenever an adjustment is made as provided in Sections 11 and 13 hereof, the Company shall (a) promptly prepare a certificate setting forth the adjustment, and a brief statement of the facts accounting for the adjustment,
(b) promptly file with the Rights Agent and with each transfer agent for the Common Shares or the Preferred Shares a copy of the certificate and (c) mail a brief summary thereof to each record holder of a Right Certificate in accordance with Section 25 hereof.

                  Section 13. Consolidation, Merger, Share Exchange or Sale or Transfer of Assets or Earning Power. (a) In the event at any time after a Distribution Date, directly or indirectly, (w) the Company shall consolidate with, or merge with and into or otherwise combine with, any other Person and the Company shall not be the continuing or surviving corporation of such consolidation, merger or combination, (x) any Person shall consolidate with the Company, or merge with and into the Company and the Company shall be the continuing or surviving corporation of such merger and, in connection with such merger, all or part of the Common Shares shall be changed into or exchanged for stock or other securities of any other Person (or of the Company) or cash or any other property, (y) the Company shall engage in any statutory share exchange whereby the Company's Common Shares are converted into stock, securities, cash or any other property of any other Person or (z) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer), in one or more transactions, assets or earning power aggregating 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person other than the Company or one or more of its wholly owned Subsidiaries, then, on the first occurrence of any such event, proper provision shall be made so that (i) each holder of a Right other than Rights that have become void pursuant to Sections 7(g) or 11(a)(ii) hereof shall thereafter have the right to receive, upon the exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement and in lieu of the right to purchase Preferred Shares, such number of validly issued, fully paid, nonassessable and freely tradable Common Shares of the Principal Party (as hereinafter defined), not subject to any rights of call or first refusal, as shall be equal to the result obtained by (1) multiplying the then current Purchase Price by the number of one one-hundredths of a Preferred Share for which a Right is then exercisable and dividing that product by (2) 50% of the then current per share market price of the Common Shares of the Principal Party (determined pursuant to Section 11(d)) on the date of consummation of such consolidation, merger, combination, statutory share exchange, sale or transfer; provided, however, that the Purchase Price and the number of Common Shares of such Principal Party issuable upon exercise of each Right shall be further adjusted as provided in Section 11(f) of this Agreement to reflect any events occurring in respect of such Principal Party after the date of such consolidation, merger, combination, statutory share exchange, sale or transfer;
(ii) the Principal Party shall thereafter be liable for, and shall assume, by virtue of such consolidation, merger, combination, statutory share exchange, sale or transfer, all the obligations and duties of the Company pursuant to this Agreement; (iii) the term "Company" shall thereafter be deemed to refer to the Principal Party, it being specifically intended that the provisions of Section 11 hereof shall apply to the Principal Party; and (iv) the Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of its Common Shares in accordance with the provisions of Section 9 hereof) in connection with the consummation of any transaction as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to the Common Shares thereafter deliverable upon the exercise of the Rights.
                  (b)    "Principal Party" shall mean:
                          (i) in the case of any transaction described in (w),
                  (x) or (y) of the first sentence of Section 13(a), the Person that is the issuer of any securities into which Common Shares of the Company are converted in such merger, consolidation, combination or statutory share exchange, or, if there is more than one such issuer, the issuer the Common Shares of which has the greatest aggregate market value of shares outstanding, or if no securities are so issued, (A) the Person that is the other party to the merger, consolidation, combination or statutory share exchange, if such Person survives said merger or statutory share exchange, or, if there is more than one such Person, the Person the Common Shares of which has the greatest aggregate market value of shares outstanding or (B) if the Person that is the other party to the merger or statutory share exchange does not survive the merger or statutory share exchange, the Person that does survive the merger or statutory share exchange (including the Company if it survives) or (C) the Person resulting from the consolidation or combination.
                          (ii) in the case of any transaction described in (z)
                  of the first sentence in this Section 13, the Person that is the party receiving the greatest portion of the assets or earning power transferred pursuant to such transaction or transactions, or, if each Person that is a party to such transaction or transactions receives the same portion of the assets or earning power so transferred or if the Person receiving the greatest portion of the assets or earning power cannot be determined, whichever of such Persons is the issuer of Common Shares having the greatest aggregate market value of shares outstanding;
provided, however, that in any such case, (x) if the Common Shares of such Person are not at such time and have not been continuously during the preceding 12-month period registered under Section 12 of the Exchange Act and such Person is a direct or indirect subsidiary of another Person the Common Shares of which are and have been so registered, "Principal Party" shall refer to such other Person; (y) in case such Person is a subsidiary, directly or indirectly, of more than one Person, the Common Shares of all of which are and have been so registered, "Principal Party" shall refer to whichever of such Persons is the issuer of the Common Shares having the greatest market value of shares outstanding, and (z) in case such Person is owned, directly or indirectly, by a joint venture formed by two or more Persons that are not owned, directly or indirectly, by the same Person, the rules set forth in (x) and (y) above shall apply to each of the owners having an interest in such joint venture as if the Person owned by the joint venture were a "subsidiary" of both or all of such joint venturers and the Principal Parties in each such case shall bear the obligations set forth in this Section 13 in the same ratio as their direct or indirect interests in such Person bear to the total of such interests.
                  (c) The Company shall not consummate any such consolidation, merger, combination, statutory share exchange, sale or transfer unless prior thereto the Company and the Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing for the terms set forth in paragraphs (a) and (b) of this Section 13 and further providing that, as soon as practicable after the date of any consolidation, merger, combination, statutory share exchange, sale or transfer mentioned in paragraph (a) of this Section 13, the Principal Party will:
                          (i) prepare and file a registration statement under
                  the Act, with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, use its best efforts to cause such registration statement to become effective as soon as practicable after such filing and use its best efforts to cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Act) until the date of expiration of the Rights and similarly comply with applicable state securities laws;
                          (ii) deliver to holders of the Rights financial
                  statements for the Principal Party and each of its Affiliates which comply in all respects with the requirements for registration on Form 10 under the Exchange Act;
                          (iii) use its best efforts, if the Common Shares of
                  the Principal Party shall be listed or admitted to trading on any national securities exchange or quoted on any automated quotation system, to list or admit to trading (or continue the listing or trading of) the Rights and the securities purchasable upon exercise of the Rights on such national securities exchange or have the Rights or such securities quoted on such automated quotation system and, if the Common Shares of the Principal Party shall not be listed or admitted to trading on any national securities exchange or quoted on any automated quotation system, to cause the Rights and the securities purchasable upon exercise of the Rights to be listed or admitted to trading on a national securities exchange or quoted in an automated quotation system then in use; and
                          (iv) obtain waivers of any rights of first refusal or
                  preemptive rights in respect of the Common Shares of the Principal Party subject to purchase upon exercise of outstanding Rights.
The provisions of this Section 13 shall similarly apply to successive mergers or consolidations or combinations or statutory share exchanges or sales or other transfers. In the event that one of the transactions described in Section 13(a) hereof shall occur at any time after the occurrence of a Conversion, then the Rights which have not theretofore been exercised shall thereafter become exercisable in the manner described in Section 13(a).
                  (d) Furthermore, in case the Principal Party which is to be a party to a transaction referred to in this Section 13 has provision in any of its authorized securities or in its certificate of incorporation or by-laws or other instrument governing its corporate affairs, which provision would have the effect of (i) causing such Principal Party to issue (other than to holders of Rights pursuant to this Section 13), in connection with, or as a consequence of, the consummation of a transaction referred to in this Section 13, Common Shares of such Principal Party at less than the then current market price per share (determined pursuant to Section 11(d) hereof) or securities exercisable for, or convertible into, Common Shares of such Principal Party at less than such then current market price, or (ii) providing for any special payment, tax or similar provisions in connection with the issuance of the Common Shares of such Principal Party pursuant to the provisions of Section 13, then, in such event, the Company hereby agrees with each holder of Rights that it shall not consummate any such transaction unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing that the provision in question of such Principal Party shall have been canceled, waived or amended, or that the authorized securities shall be redeemed, so that the applicable provision will have no effect in connection with, or as a consequence of, the consummation of the proposed transaction.
                  (e) The Company covenants and agrees not to enter into any transaction of the kind listed in this Section 13 if at the time of such transaction there are any rights, warrants, instruments or securities outstanding or any agreements or arrangements which, as a result of the consummation of such transaction, would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights.
                  (f) If, for any reason, the Rights cannot be exercised for Common Shares of the Principal Party, then a holder of Rights will have the right to exchange such Rights, without payment of the applicable exercise price, for cash from the Company or such Principal Party in an amount equal to the number of Common Shares he would otherwise be entitled to purchase times 50% of the then current market price, as determined pursuant to Section 11(d) hereof, of such Common Shares of the Principal Party. If, for any reason, including, without limitation, if such Principal Party is an individual, private partnership or private company, the foregoing cannot be applied to determine the cash amount into which the Rights are exchangeable, then the Board of Directors of the Company, by Valid Board Action and based upon the advice from one or more nationally recognized investment banking firms selected by Valid Board Action, shall determine such amount reasonably and with utmost good faith to the holders of the Rights. Any such determination shall be binding and final.
                  (g) Notwithstanding anything in this Agreement to the contrary, Section 13 shall not be applicable to a transaction described in subparts (w), (x), (y) and (z) of paragraph (a) of this Section 13 if (i) such transaction is consummated with a Person or Persons who acquired Common Shares pursuant to an Approved Tender Offer (or a wholly-owned subsidiary of such Person or Persons), (ii) the price per Common Share offered in such transaction is not less than the price per Common Share paid to all holders of Common Shares whose shares were purchased pursuant to such Approved Tender Offer and (iii) the form of consideration being offered to the remaining holders of Common Shares is cash. Upon consummation of any such transaction contemplated by this paragraph
(g), all Rights hereunder shall expire.

                  Section 14. Fractional Rights and Fractional Shares. (a) The Company shall not be required to issue fractions of Rights or to distribute Right Certificates which evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the registered holders of the Right Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For the purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price of a Right for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Rights are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading or, if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted sale price or, if not so quoted, the average of the closing bid and asked prices in the over-the-counter market, as reported by NASDAQ or such other system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by Valid Board Action. If on any such date no such market maker is making a market in the Rights the fair value of the Rights on such date as determined in good faith by Valid Board Action shall be used.

                  (b) The Company shall not be required to issue fractions of Preferred Shares (other than fractions that are integral multiples of one one-hundredth of a Preferred Share) upon exercise of the Rights or to issue certificates which evidence fractions of Preferred Shares (other than fractions that are integral multiples of one one-hundredth of a Preferred Share). Fractions of Preferred Shares in integral multiples of one one-hundredth of a Preferred Share may, at the election of the Company, be evidenced by depositary receipts pursuant to an appropriate agreement between the Company and a depositary selected by it, provided that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as beneficial owners of the Preferred Shares represented by such depositary receipts. In lieu of fractional Preferred Shares that are not integral multiples of one one-hundredth of a Preferred Share, the Company shall pay to the registered holders of Right Certificates at the time the Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one Preferred Share. For purposes of this Section 14(b) hereof, the current market value of a Preferred Share shall be the closing price of a Preferred Share (as determined pursuant to the second sentence of Section 11(d) hereof) for the Trading Day immediately prior to the date of such exercise.
                  (c) The holder of a Right by the acceptance of the Rights expressly waives his right to receive any fractional Rights or any fractional shares (except as provided above) upon exercise of a Right.

                  Section 15. Rights of Action. All rights of action in respect of this Agreement, excepting the rights of action given to the Rights Agent under Section 18 hereof, are vested in the respective registered holders of the Right Certificates (and, prior to the Distribution Date, the registered holders of the Common Shares); and any registered holder of any Right Certificate (or, prior to the Distribution Date, of the Common Shares), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, of the Common Shares), may, in his own behalf and for his own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, his right to exercise the Rights evidenced by the Right Certificate in the manner provided in and subject to the limitations set forth in the Right Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of, the obligations of any Person subject to this Agreement.

                  Section 16. Agreement of Right Holders. Every holder of a Right, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that

                  (a) prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of the Common Shares;
                  (b) after the Distribution Date, the Right Certificates are transferable only on the registry books of the Rights Agent if surrendered at the principal office of the Rights Agent, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate forms and certificates fully executed;
                  (c) subject to Sections 6 and 7, the Company and the Rights Agent may deem and treat the person in whose name the Right Certificate (or, prior to the Distribution Date, the associated Common Shares certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificates or the associated Common Shares certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary; and
                  (d) as a condition to the exercise, exchange or transfer of any Right, such holder will disclose to the Company the Beneficial Ownership of such Right and provide such other evidence relating to Beneficial Ownership of such Right as the Company shall reasonably request.

                  Section 17. Right Certificate Holder Not Deemed a Stockholder. No holder, as such, of any Right Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the Preferred Shares or any other securities of the Company which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in this Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Right Certificate shall have been exercised in accordance with the provisions hereof.

                  Section 18. Concerning the Rights Agent. The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, or expense, incurred without negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability in the premises.

                  The Rights Agent shall be protected and shall incur no liability for, or in respect of any action taken, suffered or omitted by it in connection with, its administration of this Agreement in reliance upon any Right Certificate or certificate for the Preferred Shares or Common Shares or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper person or persons, or otherwise upon the advice of its counsel as set forth in Section 20 hereof.

                  Section 19. Merger or Consolidation or Change of Name of Rights Agent. Any corporation into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation succeeding to the stock transfer or corporate trust business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of
Section 21 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

                  In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

                  Section 20. Duties of Rights Agent. The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:

                  (a) The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.
                  (b) Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, the fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any one of the Chairman of the Board, the President, any Vice President, the Treasurer or the Secretary of the Company and delivered to the Rights Agent; and the certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.
                  (c) The Rights Agent shall be liable hereunder to the Company and any other Person only for its own negligence, bad faith or willful misconduct.
                  (d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Right Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.
                  (e) The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Right Certificate; nor shall it be responsible for any change in the exercisability of the Rights (including the Rights becoming void pursuant to Sections 7(g) or 11(a)(ii) hereof) or any adjustment in the terms of the Rights (including the manner, method or amount thereof) provided for in Sections 3, 11, 13, 23 or 27 or the ascertaining of the existence of facts that would require any such change or adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after actual notice that such change or adjustment is required); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Preferred Shares to be issued pursuant to this Agreement or any Right Certificate or as to whether any Preferred Shares will, when issued, be validly authorized and issued, fully paid and nonassessable.
                  (f) The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.
                  (g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any one of the Chairman of the Board, the President, any Vice President, the Secretary or the Treasurer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer.
                  (h) The Rights Agent and any shareholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.
                  (i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct, provided reasonable care was exercised in the selection and continued employment thereof.
                  (j) If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certificate contained in the form of assignment or the form of election to purchase set forth on the reverse thereof, as the case may be, has not been completed to certify the holder is not an Acquiring Person (or an Affiliate or Associate thereof), the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

                  Section 21. Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon thirty (30) days' notice in writing mailed to the Company and to each transfer agent of the Common Shares and Preferred Shares by registered or certified mail, and to the holders of the Right Certificates by first-class mail. The Company may remove the Rights Agent or any successor Rights Agent upon thirty (30) days' notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Shares and Preferred Shares by registered or certified mail, and to the holders of the Right Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make the appointment within a period of thirty (30) days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (who shall, with the notice, submit his Right Certificate for inspection by the Company), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by a court, shall be (a) a corporation organized and doing business under the laws of the United States or of the States of Maryland or New York (or of any other state of the United States so long as such corporation is authorized to do business as a banking institution in the States of Maryland or New York), in good standing, that is authorized under those laws to exercise stock transfer or corporate trust powers and is subject to supervision or examination by federal or state authorities and that has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50 million or (b) an affiliate of a corporation described in clause (a) of this sentence. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Shares and Preferred Shares, and mail a notice thereof in writing to the registered holders of the Right Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

                  Section 22. Issuance of New Right Certificates. Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by a majority of the Disinterested Directors to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of Common Shares following the Distribution Date and prior to the earlier of the Redemption Date and the Expiration Date, the Company may with respect to Common Shares so issued or sold pursuant to (i) the exercise of stock options; (ii) any employee plan or arrangement, (iii) the exercise, conversion or exchange of notes, debentures or other securities issued by the Company or (iv) any other contractual obligation of the Company, in each case existing prior to the Distribution Date, issue Right Certificates representing the appropriate number of Rights in connection with such issuance or sale.

                  Section 23. Redemption. (a) The Board of Directors of the Company may, at its option, by Valid Board Action, at any time prior to the earlier of (i) the Close of Business on the tenth day following the Share Acquisition Date (or such later date as designated by Valid Board Action prior to such time as the Rights are no longer redeemable), or (ii) the Final Expiration Date, redeem all but not less than all the then outstanding Rights at a redemption price of $.01 per Right, as such amount may be appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the "Redemption Price"); provided, however, that if, following the occurrence of a Conversion and following the expiration of the right of redemption hereunder, (i) a Person who is an Acquiring Person shall have transferred or otherwise disposed of a number of Common Shares in one transaction, or series of transactions, not directly or indirectly involving the Company or any of its Subsidiaries, which did not result in the occurrence of a Triggering Event such that such Person is thereafter a Beneficial Owner of 10% or less of the outstanding Common Shares, and (ii) there are no other Persons, immediately following the occurrence of the event described in clause (i), who are Acquiring Persons, then the right of redemption shall be reinstated and thereafter be subject to the provisions of this Section 23. Notwithstanding anything contained in this Agreement to the contrary, the Rights shall not be exercisable pursuant to Section 11(a)(ii) until such time as the Company's right of redemption hereunder has expired.
                  (b) Immediately upon Valid Board Action ordering the redemption of the Rights (or such later time as established by Valid Board Action for the effectiveness of such redemption), and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price. Within 10 days after Valid Board Action ordering the redemption of the Rights, the Company shall mail a notice of such redemption to the holders of the then outstanding Rights by mailing the notice to all such holders at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Shares. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made. Neither the Company nor any of its Affiliates or Associates may redeem, acquire or purchase for value any Rights at any time in any manner other than that specifically set forth in this Section 23 or 27, and other than in connection with the purchase of Common Shares prior to the Distribution Date. In any case, failure to give such notice by mail, or any defect in the notice to any particular holder of Rights shall not affect the sufficiency of the notice to other holders of Rights.

                  Section 24. Notice of Certain Events. In case the Company shall propose at any time following the Distribution Date (a) to pay any dividend payable in stock of any class to the holders of its Preferred Shares or to make any other distribution to the holders of its Preferred Shares (other than a regular quarterly cash dividend) or (b) to offer to the holders of its Preferred Shares rights or warrants to subscribe for or to purchase any additional Preferred Shares or shares of stock of any class or any other securities, rights or options, or (c) to effect any reclassification of its Preferred Shares (other than a reclassification involving only the subdivision of outstanding Preferred Shares), or (d) to effect any consolidation, merger or statutory share exchange into or with, or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one or more transactions, of 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to, any other Person, or (e) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to each holder of a Right, in accordance with Section 25 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, or distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, statutory share exchange, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the Common Shares and/or Preferred Shares, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (a) or (b) above at least 20 days prior to the record date for determining holders of the Preferred Shares for purposes of such action, and in the case of any such other action, at least 20 days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the Common Shares and/or Preferred Shares, whichever shall be the earlier. The failure to give notice required by this Section 24 or any defect therein shall not affect the legality or validity of the action taken by the Company or the vote upon any such action.

                  In case a Triggering Event shall occur, then, in any such case, the Company shall as soon as practicable thereafter give to each holder of a Right (or if occurring prior to the Distribution Date, the holders of Common Shares), in accordance with Section 25 hereof, a notice of the occurrence of such event, which shall specify the event and the consequences of the event to holders of Rights under Section 11(a)(ii) or 13 hereof, as the case may be, and all references in this Section 24 to Preferred Shares shall be deemed thereafter to refer to Common Shares or other capital stock, as the case may be.

                  Section 25. Notices. Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Right to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

                                    USF&G Corporation
                                    6225 Smith Avenue
                                    Baltimore, Maryland 21209
                                    Attention:  Secretary
Subject to the provisions of Section 21 hereof, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Right to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

                                    The Bank of New York
                                    101 Barclay Street
                                    New York, New York  10286
Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Right Certificate shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

                  Section 26. Supplements and Amendments. Prior to the Distribution Date and subject to the penultimate sentence of this Section 26, the Company, by Valid Board Action, and the Rights Agent shall, if the Company so directs, supplement or amend any provision of this Agreement without the approval of any holders of certificates representing Common Shares, including, without limitation, any supplement or amendment deemed necessary or appropriate by the Company in light of any judicial or other legal developments, whether or not controlling precedent in respect of this Agreement. From and after the Distribution Date and subject to the penultimate sentence of this Section 26, the Company, by Valid Board Action, and the Rights Agent shall, if the Company so directs, supplement or amend this Agreement without the approval of any holders of Rights Certificates in order (i) to cure any ambiguity, (ii) to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, (iii) to shorten or lengthen any time period hereunder, or (iv) to change or supplement the provisions hereunder in any manner which the Company may deem necessary or desirable and which shall not adversely affect the interests of the holders of Rights Certificates (other than an Acquiring Person or an Affiliate or Associate of any Acquiring Person); provided, however, this Agreement may not be supplemented or amended to lengthen, pursuant to clause (iii) of this sentence, (A) a time period relating to when the Rights may be redeemed at such time as the Rights are not then redeemable, or (B) any other time period unless such lengthening is for the purpose of protecting, enhancing or clarifying the rights of, and/or the benefits to, the holders of Rights. Without limiting the foregoing, the Company may at any time prior to such time as any Person becomes an Acquiring Person amend this Agreement to lower the thresholds set forth in Section 1(a) and 3(a) hereof for a Person to become an Acquiring Person, from 15% to any percentage greater than the greater of (i) the largest percentage of the outstanding Common Shares then known by the Company to be beneficially owned by any Person (other than the Company, any wholly-owned Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary, or any Person holding Common Shares for or pursuant to the terms of any such plan) and (ii) 10%.

                  Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 26, the Rights Agent shall execute such supplement or amendment and shall be fully protected by Section 18 in so doing. Notwithstanding anything contained in this Agreement to the contrary, no supplement or amendment shall be made which changes the Final Expiration Date to a date earlier than October 14, 2007, or which changes the Redemption Price or the number of Common Shares for which a Right is exercisable. Prior to the Distribution Date, the interest of the holders of Rights shall be deemed coincident with the interests of the holders of Common Shares.

                  Section 27. Exchange (a) Subject to any limitations of applicable law, the Board of Directors by Valid Board Action may, at its option, at any time after any person becomes an Acquiring Person (other than as a result of an Approved Tender Offer), exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become void pursuant to the provisions of Section 11(a)(ii) hereof) for Common Shares at an exchange ratio of one Common Share per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such exchange ratio being hereinafter referred to as the "Exchange Ratio"). Notwithstanding the foregoing, the Board of Directors shall not be empowered to effect such exchange at any time after any Person (other than the Company, any wholly-owned Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary, or any Person holding Common Shares for or pursuant to the terms of any such plan), together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of 50% or more of the Common Shares then outstanding.

                  (b) Immediately upon Valid Board Action ordering the exchange of any Rights pursuant to subsection (a) of this Section 27 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only rights thereafter of a holder of such Rights shall be to receive that number of Common Shares equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the Common Shares for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become void pursuant to the provisions of Section 7(g) or 11(a)(ii) hereof) held by each holder of Rights.
                  (c) In the event that there shall not be sufficient Common Shares authorized but unissued to permit any exchange of Rights as contemplated in accordance with this Section 27, the Company shall take all such action as may be necessary to authorize additional Common Shares for issuance upon exchange of the Rights.
                  (d) The Company shall not be required to issue fractions of Common Shares or to distribute certificates which evidence fractional Common Shares. In lieu of such fractional Common Shares, the Company shall pay to the registered holder of the Right Certificates with regard to which such fractional Common Shares would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole Common Share. For the purposes of this subsection (d), the current market value of a whole Common Share shall be the closing price of a Common Share (as determined pursuant to Section 11(d) hereof) for the Trading Day immediately after the public announcement by the Company that an exchange is to be effected pursuant to this Section 27.

                  Section 28. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

                  Section 29. Determinations and Actions by the Board of Directors, etc. For all purposes of this Agreement, except as explicitly otherwise provided in this Agreement, the Board of Directors of the Company (with, where specifically provided for herein, the concurrence or approval of the Disinterested Directors) shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board (with, where specifically provided for herein, the concurrence or approval of the Disinterested Directors) or to the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement, and (ii) make all determinations deemed necessary or advisable for the administration of this Agreement (including a determination to redeem or not redeem the Rights or to amend the Agreement). All such actions, calculations, interpretations and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) which are done or made by the Board (with, where specifically provided for herein, the concurrence or approval of the Disinterested Directors) in good faith, shall (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other parties, and (y) not subject the Board or the Disinterested Directors to any liability to the holders of the Rights.
                  Section 30. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Shares) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Shares).

                  Section 31. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; notwithstanding anything in this Agreement to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable, and the Board of Directors of the Company (or, after any Person has become an Acquiring Person, a majority of the Disinterested Directors) determines in its good faith judgment that severing the invalid language from this Agreement would adversely affect the purpose or effect of this Agreement, the right of redemption set forth in Section 23 hereof shall be reinstated and shall not expire until the close of business on the tenth day following the date of such determination by such Board action.

                  Section 32. Governing Law. This Agreement and each Right Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Maryland and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

                  Section 33. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

                  Section 34. Descriptive Headings. Descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                                            USF&G CORPORATION
Attest:


By                                                          By
     Title:



                                                            THE BANK OF NEW YORK
Attest:


By                                                          By
     Title:

                                                                       Exhibit A

                             ARTICLES SUPPLEMENTARY

                      Junior Participating Preferred Stock

                                       OF

                                USF&G CORPORATION

         USF&G CORPORATION, a Maryland corporation, having its principal office in Baltimore City, Maryland (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

         FIRST: Pursuant to authority expressly vested in the Board of Directors of the Corporation by Article Seventh of the Charter of the Corporation, the Board of Directors has previously duly divided and classified 2,400,000 shares of the Preferred Stock of the Corporation into a series designated "Junior Participating Preferred Stock" and has provided for the issuance of such series.



         SECOND: No shares of Junior Participating Preferred Stock have been issued, and the Board of Directors wishes to reclassify the Junior Participating Preferred Stock.

         THIRD: The Junior Participating Preferred Stock as previously divided and classified by the Board of Directors are hereby reclassified as follows:

         1. Designation and Amount. The shares of such series shall be designated as "Junior Participating Preferred Stock" (the "Junior Preferred Stock") and the number of shares constituting such series shall initially be 2,400,000, subject to increase or decrease by action of the Board of Directors effectuated by further Articles Supplementary.

         2.       Dividends and Distributions.

                  (i) The holders of shares of Junior Preferred Stock, in preference to the holders of Common Stock and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payment in cash on the last day of March, June, September and December in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Junior Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) Twenty dollars ($20.00) or (b) subject to the provision for adjustment hereinafter set forth, 100 times the aggregate per share amount of all cash dividends, and 100 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock of the Corporation or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Junior Preferred Stock. In the event the Corporation shall at any time after the date hereof declare or pay any dividend on Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Junior Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

                  (ii) The Corporation shall declare a dividend or distribution on the Junior Preferred Stock as provided in subparagraph (i) of this paragraph 2 immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date, a dividend of Twenty Dollars ($20.00) per share on the Junior Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

                  (iii) Dividends shall begin to accrue and be cumulative on outstanding shares of Junior Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Junior Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Junior Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Junior Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Junior Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.

         3. Voting Rights. The holders of shares of Junior Preferred Stock shall have the following voting rights:

                  (i) Subject to the provision for adjustment hereinafter set forth, each share of Junior Preferred Stock shall entitle the holder thereof to 100 votes on all matters submitted to a vote of the shareholders of the Corporation. In the event the Corporation shall at any time after the date hereof declare or pay any dividend on Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Junior Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

                  (ii) Except as otherwise provided herein or by law, the holders of shares of Junior Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of shareholders of the Corporation.

                  (iii) (a) If on the date used to determine stockholders of record for any meeting of stockholders for the election of directors, accrued dividends on the shares of Junior Preferred Stock shall not have been paid in an aggregate amount equal to or greater than six quarterly dividends on the shares of Junior Preferred Stock at the time outstanding, then, and in any such event, the number of Directors then constituting the entire Board of Directors of the Corporation shall automatically be increased by two Directors and the holders of shares of Junior Preferred Stock and holders of any other shares of the Preferred Stock of the Corporation then outstanding ranking on a parity with the Junior Preferred Stock as to dividends and upon liquidation ("Parity Stock"), voting together as a single class, shall be entitled at such meeting to fill such newly created directorships. Such right to vote as a single class to elect two Directors shall, when vested, continue until all dividends in default on the shares of Junior Preferred Stock shall have been paid in full and, when so paid, such right to elect two Directors separately as a class shall cease, subject, always, to the same provisions for the vesting of such right to elect two Directors separately as a class in the case of future dividend defaults.

                           (b) So long as any shares of Junior Preferred Stock are outstanding the number of Directors of the Corporation shall at all times be such that the exercise, by the holders of shares of Junior Preferred Stock and the holders of shares of Parity Stock, of the right to elect Directors under the circumstances provided in paragraph (a) of this subclause (iii) will not contravene any provision of the Maryland General Corporation Law or the Charter of the Corporation.

                           (c) Directors elected pursuant to paragraph (a) of this subclause (iii) shall serve until the earlier of (x) the next annual meeting of the stockholders of the Corporation and the election (by the holders of shares of Junior Preferred and Parity Stock) and qualification of their respective successors or (y) the date upon which all dividends in default on the shares of Junior Preferred and such Parity Stock shall have been paid in full. Directors elected pursuant to paragraph (a) of this subclause (iii) may be removed by, and shall not be removed except by, the vote of the holders of record of the outstanding shares of Junior Preferred and Parity Stock, voting together as a single class without regard to series, at a meeting of the stockholders, or the holders of shares of Junior Preferred and Parity Stock, called for that purpose. If, prior to the end of the term of any Director elected as aforesaid, a vacancy in the office of such Director shall occur during the continuance of a default in dividends on the shares of Junior Preferred Stock by reason other than removal, such vacancy shall be filled for the unexpired term by the appointment by the remaining Director elected as aforesaid of a new Director for the unexpired term of such former Director.

                  (iv) Except as set forth herein, holders of Junior Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock and any other capital stock of the Corporation having general voting rights as set forth herein) for taking any corporate action.

         4.       Certain Restrictions.

                  (i) Whenever quarterly dividends or other dividends or distributions payable on the Junior Preferred Stock as provided in paragraph 2 of this Section are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Junior Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

                           (a) declare or pay dividends on, make other
                  distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding
                  up) to the Junior Preferred Stock;

                           (b) declare or pay dividends on or make any other
                  distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Junior Preferred Stock, except dividends paid ratably on the Junior Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

                           (c) redeem or purchase or otherwise acquire for
                  consideration shares of any stock ranking junior either as to dividends or upon liquidation, dissolution or winding up) with the Junior Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Junior Preferred Stock; or

                           (d) purchase or otherwise acquire for consideration
                  any shares of Junior Preferred Stock or Parity Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

                  (ii) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under subparagraph (i) of this paragraph 4, purchase or otherwise acquire such shares at such time and in such manner.

         5. Reacquired Shares. Any shares of Junior Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be classified again and reissued as part of a new series or class of Preferred Stock to be created by the Board of Directors pursuant to its power contained in the Charter, subject to the conditions and restrictions on issuance set forth herein.

         6. Liquidation, Dissolution or Winding Up. Upon any liquidation, dissolution or winding up of the Corporation, no distribution shall be made (a) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Junior Preferred Stock unless, prior thereto, the holders of shares of Junior Preferred Stock shall have received One Hundred Five dollars ($105) per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, provided that the holders of shares of Junior Preferred Stock shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount to be distributed per share to holders of Common Stock, or (b) to the holders of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Junior Preferred Stock, except distributions made ratably on the Junior Preferred Stock and all other such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Corporation shall at any time after the date hereof declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Junior Preferred Stock were entitled immediately prior to such event under the proviso in clause (a) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

         7. Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger, share exchange, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of Junior Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 100 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time after the date hereof declare or pay any dividend on Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Junior Preferred Stock shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

         8. No Redemption. The shares of Junior Preferred Stock shall not be redeemable.

         9. Rank. The Junior Preferred Stock shall rank junior with respect to payment of dividends and on liquidation to all other Preferred Stock of the Corporation unless the terms of any other Preferred Stock specifically provide that it shall rank junior to, or on a parity with, the Junior Preferred Stock.

         10. Amendment. The Charter of the Corporation shall not be amended in any manner that would materially alter or change the powers, preferences or special rights of the Junior Preferred Stock so as to affect them adversely without the affirmative vote of the holders of two-thirds of the outstanding shares of Junior Preferred Stock, voting together as a single class.

         IN WITNESS WHEREOF, USF&G Corporation has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Secretary on March __, 1997.

WITNESS:                               USF&G CORPORATION



______________________________         By_______________________________________



                  THE UNDERSIGNED, President of USF&G Corporation, who executed on behalf of the Corporation Articles Supplementary of which this Certificate is made a part, hereby acknowledges in the name and on behalf of said Corporation the foregoing Articles Supplementary to be the corporate act of said Corporation and hereby certifies that the matters and facts set forth herein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.



                                            ------------------------------------

                                                                       Exhibit B


                           [Form of Right Certificate]


Certificate No. R-                                                        Rights


               NOT EXERCISABLE AFTER OCTOBER 14, 2007 OR EARLIER IF NOTICE OF REDEMPTION IS GIVEN. THE RIGHTS ARE SUBJECT TO REDEMPTION AT $0.01 PER RIGHT ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. RIGHTS OWNED BY AN ACQUIRING PERSON OR AN AFFILIATE OR AN ASSOCIATE OF AN ACQUIRING PERSON (AS EACH IS DEFINED IN THE RIGHTS AGREEMENT) AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID.


                                Right Certificate

                                USF&G CORPORATION

                This certifies that , or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Amended and Restated Rights Agreement dated as of March 11, 1997 (the "Rights Agreement") between USF&G Corporation, a Maryland corporation (the "Company"), and The Bank of New York, a New York Corporation (the "Rights Agent"), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to 5:00 P.M. Baltimore time on October 14, 2007 at the principal office of the Rights Agent in New York City, or at the office of its successors as Rights Agent, one one-hundredth of a fully paid non-assessable share of Junior Participating Preferred Stock, $50.00 par value (the "Preferred Shares"), of the Company, at a purchase price of $105.00 per one one-hundredth of a Preferred Share (the "Purchase Price"), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase duly executed. The number of Rights evidenced by this Right Certificate (and the number of Preferred Shares which may be purchased upon exercise thereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of March 11, 1997, based on the Preferred Shares as constituted at such date.
                Upon the occurrence of a Conversion, all Rights evidenced by this Rights Certificate which are beneficially owned by (i) an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement), (ii) a transferee of any such Acquiring Person, Associate or Affiliate or (iii) under certain circumstances specified in the Rights Agreement, a transferee of a person who, concurrently with or after such transfer, became an Acquiring Person, shall become void and no such holder hereof shall have any right with respect to such Rights from and after the occurrence of such event. As a condition to the exercise, exchange or transfer of any Right, the holder agrees to disclose to the Company the beneficial owner thereof
                As provided in the Rights Agreement, the Purchase Price and the number of Common Shares or other securities which may be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events.
                This Right Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates. Copies of the Rights Agreement are on file at the principal executive offices of the Company and the above-mentioned offices of the Rights Agent.
                This Right Certificate, with or without other Right Certificates, upon surrender at the principal office of the Rights Agent, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of Preferred Shares as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.
                Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate may, but are not required to be (i) redeemed by the Company at a redemption price of $.01 per Right or (ii) exchanged in whole or in part for Common Shares.
                No fractional Preferred Shares will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractional shares which are integral multiples of one one-hundredth of a Preferred Share, which may, at the election of the Company, be evidenced by depositary receipts), but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.
                No holder of this Right Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Preferred Shares or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or, to receive notice of meetings or other actions affecting stock-holders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised as provided in the Rights Agreement.
                This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

                WITNESS the facsimile signature of the proper officers of the
Company and its corporate seal.  Dated as of           ,      .
                                             ------ ---   ----

ATTEST:                                                USF&G CORPORATION


                                                          By:
Secretary                                                 President or Executive
                                                            Vice President

Countersigned:

THE BANK OF NEW YORK


By:
     Authorized Signature

                   [Form of Reverse Side of Right Certificate]

                               FORM OF ASSIGNMENT

                (To be executed by the registered holder if such
               holder desires to transfer the Right Certificates.)

                FOR VALUE RECEIVED
hereby sells, assigns and transfers unto

                  (Please print name and address of transferee)

this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint _______________ Attorney, to transfer the within Right Certificate on the books of the within-named Company, with full power of substitution.


Dated:  ____________, 19__



                                                                       Signature


Signature Guaranteed:

        Signatures must be guaranteed by a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States.
--------------------------------------------------------------------------------

            [Form of Reverse Side of Right Certificate -- continued]

                           CERTIFICATION FOR TRANSFER

                     (To be executed in connection with any
                       transfer of the Right Certificate.)

         The undersigned hereby certifies by checking the appropriate boxes that:

         (1) this Right Certificate [ ] is [ ] is not being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined pursuant to the Rights Agreement);

         (2) after due inquiry and to the best knowledge of the undersigned, it [ ] did [ ] did not acquire the Rights evidenced by this Right Certificate from any Person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.



Dated:  ______________________, 19__                    ________________________
                                                        Signature

--------------------------------------------------------------------------------

            [Form of Reverse Side of Right Certificate -- continued]

                          FORM OF ELECTION TO PURCHASE

                      (To be executed if holder desires to
                        exercise the Right Certificate.)

To:      USF&G CORPORATION

         The undersigned hereby irrevocably elects to exercise _________________ Rights represented by this Right Certificate to purchase the Preferred Shares issuable upon the exercise of such Rights and requests that certificates for such Preferred Shares be issued in the name of:

Please insert social security
or other identifying number

--------------------------------------------------------------------------------
                         (Please print name and address)

--------------------------------------------------------------------------------

         If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

Please insert social security
or other identifying number

--------------------------------------------------------------------------------
                         (Please print name and address)

--------------------------------------------------------------------------------

Dated _____________________, 19__

                                        ----------------------------------------
                                        Signature

                                        (Signature must conform in all respects
                                        to name of holder as specified on the
                                        face of this Right Certificate in
                                        every particular, without alteration or
                                        enlargement or any change whatsoever)

            [Form of Reverse Side of Right Certificate -- continued]

Signature Guaranteed:

         Signatures must be guaranteed by a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States.
--------------------------------------------------------------------------------

                     CERTIFICATION FOR ELECTION TO PURCHASE

The undersigned hereby certifies by checking the appropriate boxes that:

         (1)______the Rights evidenced by this Right Certificate [ ]are [ ]are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined in the Rights Agreement);

         (2)______after due inquiry and to the best knowledge of the undersigned, it [ ]did [ ]did not acquire the Rights evidenced by this Right Certificate from any Person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated: ____________, 19__

                                                              Signature
--------------------------------------------------------------------------------

                                     NOTICE

         The signatures in the foregoing Forms of Assignment and Election must correspond to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

         In the event the certification set forth above in the Forms of Assignment and Election is not completed, the Company will deem the beneficial owner of the Rights evidenced by this Right Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement) and, in the case of an Assignment, will affix a legend to that effect on any Right Certificates issued in exchange for this Rights Certificate.

                                                                       Exhibit C


                                USF&G CORPORATION

                         AMENDED AND RESTATED SUMMARY OF
                       RIGHTS TO PURCHASE PREFERRED SHARES

         On September 18, 1987 the Board of Directors of USF&G Corporation (the "Company") declared a dividend of one preferred share purchase right (a "Right") for each outstanding share of Common Stock, par value $2.50 per share (the "Common Shares"), of the Company. The dividend was paid on October 15, 1987 to the stockholders of record on that date (the "Record Date"). On February 26, 1997, the Board of Directors of the Company authorized the Company to amend and restate, and the Company amended and restated, the terms of the rights agreement governing the terms and provisions of the Rights. Each Right entitles the registered holder to purchase from the Company one one-hundredth of a share of Junior Participating Preferred Stock, $50.00 par value, of the Company (the "Preferred Shares") at a price of $105 per one one-hundredth of a Preferred Share (the "Purchase Price"), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement (the "Rights Agreement") between the Company and The Bank of New York, as Rights Agent (the "Rights Agent").

         Until the earlier to occur of (i) 10 days following a public announcement that a person or group of affiliated or associated persons has become an Acquiring Person (or such later date as may be determined by the Board of Directors by Valid Board Action (as herein defined)) or (ii) 10 business days (or such later date as may be determined by Valid Board Action) following the commencement or announcement by a person of an intention to make a tender offer or exchange offer the consummation of which would result in such person becoming an Acquiring Person (the earlier of the dates referred to in (i) or (ii) being called the "Distribution Date"), the Rights will be evidenced, with respect to any Share Certificates dated on or prior to March 14, 1997 by such Share Certificate with a copy of this Amended and Restated Summary of Rights attached thereto. An Acquiring Person is defined as any Person or group of affiliated or associated persons, other than employee benefit plans of the Company and its subsidiaries, who is the Beneficial Owner (as defined in the Rights Agreement) of 15% or more of the Company's outstanding Common Shares. The Rights Agreement provides that, until the Distribution Date, the Rights will be transferred with and only with the Common Shares. Until the Distribution Date (or earlier redemption or expiration of the Rights), new Common Share certificates issued after March 14, 1997 upon transfer or new issuance of the Common Shares will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any Share Certificates dated on or prior to March 14, 1997, even without such notation or a copy of this Amended and Restated Summary of Rights being attached thereto, will also constitute the transfer of the Rights associated with the Common Shares represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Right Certificates") will be mailed to holders of record of the Common Shares as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights, which will then be transferable separate and apart from the Common Shares.

         The Rights are not exercisable until the Distribution Date. The Rights will expire on October 14, 2007, unless earlier redeemed by the Company as described below.

         The Purchase Price payable, and the number of Preferred Shares or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of the Preferred Shares, (ii) upon the grant to holders of the Preferred Shares of certain rights or warrants to subscribe for Preferred Shares or convertible securities at less than the current market price of the Preferred Shares of (iii) upon the distribution to holders of the Preferred Shares of evidences of indebtedness or assets (excluding regular periodic cash dividends out of earnings or retained earnings or dividends payable in Preferred Shares) or of subscription rights or warrants (other than those referred to above).

         In the event that any person, alone or together with its affiliates and associates, becomes an Acquiring Person (other than by reason of the acquisition of 15% or more of the outstanding Common Shares pursuant to an offer for all outstanding Common Shares at a uniform cash price open equally to all holders except the offeror, which is determined by Valid Board Action to be fair and otherwise in the best interests of the Company and its shareholders), proper provision will be made so that each holder of a Right, other than Rights that were beneficially owned by the Acquiring Person and certain other persons (which will thereafter be void), will thereafter have the right to receive upon exercise and payment of the Purchase Price that number of Common Shares of the Company (or in certain circumstances other securities, cash or property) having a market value of two times the Purchase Price. In addition, in the event that the Company were acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power were sold, proper provision will be made so that each holder of a Right shall thereafter have the right to receive, upon the exercise thereof at the then current exercise price of the Right, that number of shares of common stock of the acquiring company which at the time of such transaction would have a market value of two times the Purchase Price. However, Rights are not exercisable following the occurrence of the foregoing event until such time as the Rights are no longer redeemable by the Company as set forth below.

         No adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional Preferred Shares will be issued (other than fractional shares which are integral multiples of one one-hundredth of a Preferred Share, which may, at the election of the Company, be evidenced by depository receipts) and in lieu thereof, a payment in cash will be made based on the market price of the Preferred Shares on the last trading date prior to the date of exercise.

         At any time after any person becomes an Acquiring Person, the Board of Directors of the Company may, by Valid Board Action, at its option, exchange all or part of the then outstanding and exercisable Rights (excluding Rights of an Acquiring Person that have become void) for Common Shares at an exchange ratio of one Common Share per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof. Notwithstanding the foregoing, the Board of Directors shall not be empowered to effect such exchange at any time after any Acquiring Person, together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of 50% or more of the Common Shares then outstanding.

         At any time prior to the earlier of ten days following the Share Acquisition Date (or such later date as may be determined by Valid Board Action) or the date the Rights expire, the Rights are redeemable at the election of a majority of the Board of Directors of the Company (by Valid Board Action), in whole, but not in part, at a price of $.01 per Right.

         The term "Disinterested Directors" means any member of the Board of Directors of the Company who while a member of the Board is not (i) an Acquiring Person or an Affiliate, Associate or representative thereof or (ii) any other Person or an Affiliate, Associate or representative thereof who has stated an intent to take or consider taking any action which would result in such Person becoming an Acquiring Person, or which would cause a Triggering Event.

         The term Valid Board Action means the affirmative vote of a majority of the entire Board of Directors which includes the concurrence of one or more Disinterested Directors through the affirmative vote of a majority of the Disinterested Directors.

         Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends. While the distribution of the Rights will not be taxable to stockholders or to the Company, stockholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for Common Stock (or other consideration) of the Company or for common stock of the acquiring company as set forth above. As a condition to the exercise, exchange or transfer of any Right, each holder of a Right agrees to disclose to the Company the Beneficial Owner of such Right.

         Other than those provisions relating to the principal economic terms of the Rights, any of the provisions of the Rights Agreement may be amended by the Board of Directors of the Company prior to the Distribution Date. After the Distribution Date, the provisions of the Rights Agreement may be amended by the Board (in certain circumstances, only with the concurrence of a majority of the Disinterested Directors) in order to cure any ambiguity, to make changes which do not adversely affect the interest of holders of Rights (excluding the interests of any Acquiring Person), or to shorten or lengthen any time period under the Rights Agreement; provided, however, that no amendment to lengthen the time period governing redemption shall be made at such time as the Rights are not redeemable. Without limiting any of the foregoing, at any time prior to a Person becoming an Acquiring Person, the Board may amend the Rights Agreement to lower the threshold for exercisability of the Rights (and the determination of the existence of an Acquiring Person) from 15% to any percentage greater than the greater of (i) the largest percentage of outstanding Common Shares then known to the Company to be beneficially owned by any Person or group or affiliated or associated persons and (ii) 10%.

         A copy of the Rights Agreement has been filed with the Securities and Exchange Commission as an Exhibit to a Registration Statement on Form 8-K dated March 13, 1997. A copy of the Rights Agreement is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is hereby incorporated herein by reference.

Dated:                              , 1997